                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02201

              Name of Registrant: 1838 Bond-Debenture Trading Fund

             Address of Registrant: 2701 Renaissance Blvd., 4th Fl.,
                            King of Prussia, PA 19406

           Name and address of agent for service: Anna M. Bencrowsky,
                        2701 Renaissance Blvd., 4th Fl.,
                            King of Prussia, PA 19406

                           Copies to: John McDonnell,
                        2701 Renaissance Blvd., 4th Fl.,
                            King of Prussia, PA 19482

       Registrant's telephone number, including area code: (484) 322-4300

                     Date of fiscal year end: March 31, 2004

            Date of reporting period: April 1, 2003 - March 31, 2004

ITEM 1: Reports to Shareholders


                                                                 April 12, 2004

TO THE SHAREHOLDER:

The Fund ended the Fiscal Year March 31, 2004 with a Net Asset Value of $21.32 per share. This represents a 0.8% decrease from $21.50 per share at the end of the March 31, 2003 Fiscal Year. On March 31, 2004 the Fund's closing stock price on the New York Stock Exchange was $19.51 per share, representing an 8.5% discount to Net Asset Value per share. For comparison purposes, the exercise price of the Fund's rights offering was $18.77 and the Net Asset Value per share following the offering was $20.84.

The table below compares the performance of the Fund to the average of the 14 other closed-end bond funds with which we have historically compared ourselves:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
        IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)


 ----------------------------------------------------------------------------------------------------------------------------------
                                                                    10 YEARS      5 YEARS       2 YEARS       1 YEAR       QUARTER
                                                                   TO 3/31/04   TO 3/31/04    TO 3/31/04    TO 3/31/04   TO 3/31/04
 ----------------------------------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)                                                     7.42%        6.20%          9.81%        5.51%        3.34%
Average of 14 Other                                                   7.67%        7.17%         10.52%       11.94%        2.82%
Closed-End Bond Funds(2)
Salomon Bros. Bond Index(3)                                           9.01%        8.85%         13.50%        7.76%        5.00%


(1) - This is historical information and should not be construed as indicative of any likely future performance.
(2) - Source: Lipper Inc.
(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

The Fund's performance for the historical periods was impacted by the 4.5% dilution of net asset value resulting from the rights offering during the December quarter. We are pleased that the Fund's performance compares favorably to the average of the group of funds for the first full quarter after the offering.

Yields on US Treasury securities ended the Fund's fiscal year very near where they began. The 2-year note yielded 1.57% compared to 1.48% a year earlier. The 10-year note and 30-year bond yielded 3.84% and 4.77%, respectively, compared to 3.80% and 4.82%, respectively, a year earlier. The employment data released on April 2, 2004 has triggered a rise in yields, bringing the 2-year to 1.88%, the 10-year to 4.24% and the 30-year to 5.07%. There are several other factors influencing rates upward. The annual Federal budget deficits for this year and next will exceed half a trillion dollars. The Dollar has declined to record lows against the Euro. The price of crude oil has exceeded $35 a barrel. Federal Reserve Chairman Greenspan has spoken concerning the eventuality of an increase in interest rates. The uncertain nature of the economic recovery coupled with global geopolitical events leads us to conclude that interest rates, particularly shorter-term rates will remain relatively low for now, with general rises in rates later in 2004.

The Fund's performance for the past year has been influenced by the volatility of the bond market over the past year though rates ended the period near where they began. The performance benefited from the relative performance of corporate bonds as that sector improved in concert with improving company financials and rising equity markets. As discussed above, the 4.5% dilution resulting from the rights offering adversely impacted performance during the year. The Fund's performance remains subject to both the general trend of interest rates and the relative performance of corporate bonds. Recent portfolio actions and the investment of the proceeds of the rights offering have served to dampen those sensitivities for the future period. The increased allocation of mortgage-backed securities to 12.5% of the portfolio will help reduce the impact of rising rates while increasing reinvestment risk, hopefully at the opportune part of an interest rate cycle. Selected lower rated corporate bonds have been sold after the period of relative outperformance, further dampening credit risk exposure.

The table below updates the portfolio quality of the Fund's long-term invested assets compared to the end of the two prior fiscal years:


-----------------------------------------------------------------------------------------------------------------------------------
                                      PERCENT OF TOTAL INVESTMENT (STANDARD & POOR'S RATINGS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  U.S. TREASURIES,
                                                                     AGENCIES &                                   B AND
PERIOD ENDED                                                         AAA RATED        AA     A      BBB     BB    LOWER   NOT RATED
-----------------------------------------------------------------------------------------------------------------------------------
MARCH 31, 2004                                                          25.4%        3.7%   28.4%  35.1%   6.8%    0.5%      0.1%
MARCH 31, 2003                                                          17.3%        5.3%   28.7%  39.5%   7.6%    1.4%      0.1%
MARCH 31, 2002                                                          16.7%        4.4%   22.6%  53.6%   1.9%    0.6%      0.2%


Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

On March 16, 2004 the Board of Directors declared a dividend payment of $0.3125 per share payable May 4, 2004 to shareholders of record on April 8, 2004. This continues the per share dividend rate established after completion of the rights offering.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723.

On March 29, 2004, 1838 Investment Advisors LLC, the Fund's investment advisor, announced that its management, together with an investor group led by Orca Bay Partners, agreed to purchase the assets of 1838 from MBIA Inc. The transaction is expected to close on or about May 10, 2004. The asset purchase will work to terminate the Fund's contract with 1838 Investment Advisors LLC. The Fund's Board of Directors approved an interim contract with 1838 Investment Advisors, L.P., as interim advisor, to become effective on or about May 10, 2004. This interim contract will remain in effect until a permanent contract is approved by shareholders. At their next meeting, the Board will consider a permanent contract to be submitted for approval at the Annual Meeting of shareholders to be held on June 16, 2004. I, John Donaldson, will remain portfolio manager of the Fund under both the interim and permanent contracts.

                                     Sincerely,

                                     /s/   John H. Donaldson
                                     -------------------------------
                                     John H. Donaldson, CFA
                                     President

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of the 1838 Bond-Debenture Trading Fund


We have audited the accompanying statement of assets and liabilities of 1838 Bond-Debenture Trading Fund, including the schedule of investments, as of March 31, 2004, and the related statement of operations in the year then ended, the statements of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended March 31, 2002 were audited by other auditors whose report dated April 30, 2002 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of Public Company Accounting Oversight Board in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1838 Bond-Debenture Trading Fund as of March 31, 2004 the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



TAIT, WELLER & BAKER


Philadelphia, PA
April 8, 2004

SCHEDULE OF INVESTMENTS                                          MARCH 31, 2004


                                                                        MOODY'S/
                                                                       STANDARD &
                                                                         POOR'S         PRINCIPAL      AMORTIZED COST      VALUE
                                                                        RATING*      AMOUNT (000'S)       (NOTE 1)        (NOTE 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (95.28%)

AUTOMOBILES & RELATED (7.35%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB          $1,000         $ 1,000,000     $ 1,531,902
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................     WR/BBB-          1,000           1,110,014       1,148,358
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................    Baa1/BBB-         1,560           1,544,295       1,788,902
Ford Motor Credit Co., 7.00%, 10/01/13 .............................     A3/BBB-          2,000           2,060,917       2,110,526
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A3/BBB           1,000           1,008,085       1,109,779
                                                                                                        -----------     -----------
                                                                                                          6,723,311       7,689,467
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (7.56%)
Arizona Public Service Co., 5.625%, 05/15/33 .......................    Baa1/BBB          1,000             988,699         971,776
Dominion Resources Inc., Sr. Notes, 6.75%, 12/15/32 ................    Baa1/BBB+         1,000             997,611       1,083,564
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,483,885       2,123,288
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         564,413
National Rural Utilities, Notes, 4.75%, 03/01/14 ...................      A1/A+             500             510,688         506,728
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,617         603,149
Old Dominion Electric Corp., 6.25%, 06/01/11 .......................     Aaa/AAA            500             500,458         565,371
PSEG Power, Notes, 5.00%, 04/01/14 .................................    Baa1/BBB          1,500           1,498,005       1,495,443
                                                                                                        -----------     -----------
                                                                                                          6,977,963       7,913,732
                                                                                                        -----------     -----------
FINANCIAL (16.74%)
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................      Aa3/A           1,000           1,055,260       1,200,328
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................      A2/A-             500             497,932         576,101
Citicorp Capital II, Gtd., 8.015%, 02/15/27 ........................      Aa2/A           2,000           2,011,158       2,324,266
FBS Capital I, Gtd., 8.09%, 11/15/26 ...............................      A1/A-           2,000           1,994,225       2,366,618
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA          1,500           1,548,499       1,732,750
Household Finance Corp., Notes, 6.75%, 05/15/11 ....................      A1/A            1,500           1,499,707       1,732,594
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      NR/A-           2,500           2,565,784       2,925,085
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AAA            500             498,826         571,582
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................     WR/BBB-          1,500           1,577,573       1,678,281
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB-           500             486,836         578,211
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,009,309       1,261,793
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .......................      A2/A              500             497,802         571,045
                                                                                                        -----------     -----------
                                                                                                         15,242,911      17,518,654
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (16.84%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................     Ba2/BB           2,000           1,999,787       2,035,182
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             437,891         594,421
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             993,364       1,177,151
HRPT Properties Trust, Sr. Notes, 5.75%, 02/15/14 ..................    Baa2/BBB          1,000             996,203       1,038,843
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................      NR/A-           2,000           2,137,782       2,635,766
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,119       1,179,961
Quebecor World Inc., Gtd., 6.125%, 11/15/13 ........................    Baa3/BBB-         1,500           1,511,107       1,520,094
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+          1,000             912,045       1,070,000
Smurfit Capital Funding, Debs., 7.50%, 11/20/25 ....................     B1/BB-           2,000           1,991,711       2,010,000
Starwood Hotels & Resorts, Gtd., 7.875%, 05/01/12 ..................     Ba1/BB+          1,000             995,774       1,130,000
Tupperware Finance Co. BV, Gtd., 7.25%, 10/01/06 ...................    Baa3/BB+            500             512,359         531,559
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................    Ba2/BBB-            750             656,654         787,154
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,492,535       1,909,490
                                                                                                        -----------     -----------
                                                                                                         15,636,331      17,619,621
                                                                                                        -----------     -----------
OIL & GAS (9.36%)
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             523,295         633,162
Coastal Corp., Debs., 6.70%, 02/15/27 ..............................    Caa1/CCC+           500             504,816         450,000
ConocoPhillips, Gtd., 5.90%, 10/15/32 ..............................      A3/A-           1,000           1,023,896       1,036,646
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,201,443       1,232,923
Texaco Capital Inc., Gtd., 7.50% 03/01/43 ..........................     Aa3/AA           2,000           1,978,537       2,392,230
Transocean Inc., Notes, 7.50%, 04/15/31 ............................     Baa2/A-            500             497,764         605,082
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A-           2,539           2,640,185       3,437,712
                                                                                                        -----------     -----------
                                                                                                          8,369,936       9,787,755
                                                                                                        -----------     -----------

SCHEDULE OF INVESTMENTS--CONTINUED                               MARCH 31, 2004


                                                                       MOODY'S/
                                                                      STANDARD &
                                                                        POOR'S         PRINCIPAL      AMORTIZED COST       VALUE
                                                                        RATING*     AMOUNT (000'S)       (NOTE 1)        (NOTE 1)
                                                                      ----------    --------------    --------------   ------------
TELECOMMUNICATIONS & MULTIMEDIA (15.91%)
Comcast Corp., Gtd., 7.05%, 03/15/33 ..............................    Baa3/BBB           $2,000       $ 2,194,887     $  2,222,318
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ...............    Baa3/BBB            1,000         1,062,466        1,138,874
Deutsche Telekom International, Gtd., 8.25%, 06/15/30 .............    Baa2/BBB+           2,000         2,515,895        2,622,064
GTE Corp., Deb., 6.94%, 04/15/28 ..................................      A3/A+             2,000         2,110,762        2,171,206
News America Holdings Inc., Gtd., 7.90%, 12/01/95 .................    Baa3/BBB-           1,400         1,298,779        1,692,718
SBC Communications Inc., Notes, 5.875%, 08/15/12 ..................      A1/A+               500           493,323          545,289
Time Warner Inc., Debs., 9.15%, 02/01/23 ..........................    Baa1/BBB+           3,000         3,142,469        3,935,592
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30 ..............      A2/A+             1,646         1,675,366        1,999,533
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ..........................      A3/A-               250           246,320          317,852
                                                                                                       -----------     ------------
                                                                                                        14,740,267       16,645,446
                                                                                                       -----------     ------------
MORTGAGE BACKED SECURITIES (12.53%)
FHLMC Pool A15675, 6.00%, 11/01/33 ................................      NR/NR             2,938         3,041,688        3,054,692
FNMA Pool B11892, 4.50%, 01/01/19 .................................      NR/NR             2,413         2,437,098        2,446,891
FNMA Pool 763852, 5.50%, 02/01/34 .................................      NR/NR             4,295         4,394,580        4,403,211
FNMA Pool 754791, 6.50%, 12/01/33 .................................      NR/NR             2,779         2,923,914        2,919,247
GNMA Pool 780374, 7.50%, 12/15/23 .................................      NR/NR                76            75,317           82,093
GNMA Pool 417239, 7.00%, 02/15/26 .................................      NR/NR               190           191,993          202,944
                                                                                                       -----------     ------------
                                                                                                        13,064,590       13,109,078
                                                                                                       -----------     ------------
U.S. GOVERNMENT & AGENCIES (8.99%)
U.S. Treasury Bonds, 10.75%, 08/15/05 .............................      NR/NR             1,600         1,679,462        1,805,563
U.S. Treasury Bonds, 7.875%, 02/15/21 .............................      NR/NR             3,900         4,029,609        5,394,035
U.S. Treasury Bonds, 8.125%, 08/15/21 .............................      NR/NR             1,000         1,013,575        1,417,305
U.S. Treasury Bonds, 6.25%, 05/15/30 ..............................      NR/NR               650           726,016          784,748
                                                                                                       -----------     ------------
                                                                                                         7,448,662        9,401,651
                                                                                                       -----------     ------------
TOTAL LONG TERM DEBT SECURITIES ...................................                                     88,203,971       99,685,404
                                                                                                       -----------     ------------
INVESTMENT COMPANIES (3.35%)                                                            SHARES
                                                                                       ---------
High Yield Plus Fund ..............................................                       33,333           223,875          143,332
Evergreen Select Money Market Fund - I Shares .....................                    3,368,263         3,368,263        3,368,263
                                                                                                       -----------     ------------
                                                                                                         3,592,138        3,511,595
                                                                                                       -----------     ------------
TOTAL INVESTMENTS (98.63%) ........................................                                    $91,796,109      103,196,999
                                                                                                       ===========
OTHER ASSETS AND LIABILITIES (1.37%) ..............................                                                       1,430,567
                                                                                                                       ------------
NET ASSETS (100.00%) ..............................................                                                    $104,627,566
                                                                                                                       ============

* Ratings for debt securities are unaudited

144A- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to 2.80% of net assets.

Legend
------

Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004

Assets:
   Investment in securities, at value (amortized cost $91,796,109) (Note 1)........................................   $103,196,999
   Interest receivable ............................................................................................      1,547,138
   Dividends receivable ...........................................................................................          1,167
   Other assets ...................................................................................................          4,671
   Receivable for subscription of Fund shares .....................................................................            360
                                                                                                                      ------------
    TOTAL ASSETS ..................................................................................................    104,750,335
                                                                                                                      ------------
Liabilities:
   Due to Advisor .................................................................................................         45,485
   Accrued expenses payable .......................................................................................         77,284
                                                                                                                      ------------
    TOTAL LIABILITIES .............................................................................................        122,769
                                                                                                                      ------------
Net assets: (equivalent to $21.32 per share based on 4,907,678 shares
  of capital stock outstanding)....................................................................................   $104,627,566
                                                                                                                      ============
NET ASSETS consisted of:
   Par value ......................................................................................................   $  4,907,678
   Capital paid-in ................................................................................................     92,531,301
   Accumulated net investment income (loss) .......................................................................       (643,462)
   Accumulated net realized loss on investments ...................................................................     (3,568,841)
   Net unrealized appreciation on investments .....................................................................     11,400,890
                                                                                                                      ------------
                                                                                                                      $104,627,566
                                                                                                                      ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004


Investment Income:
   Interest...........................................................................................                  $5,585,474
   Dividends..........................................................................................                      13,833
                                                                                                                        ----------
    Total Investment Income ..........................................................................                   5,599,307
                                                                                                                        ----------
Expenses:
   Investment advisory fees (Note 4)..................................................................    $   485,523
   Transfer agent fees................................................................................         43,723
   NYSE fee...........................................................................................         25,000
   Directors' fees....................................................................................         29,250
   Audit fees.........................................................................................         14,000
   State and local taxes..............................................................................         27,225
   Legal fees and expenses............................................................................         42,298
   Reports to shareholders............................................................................         24,609
   Custodian fees.....................................................................................          7,500
   Miscellaneous......................................................................................         45,947
                                                                                                          -----------
    Total Expenses ...................................................................................                     745,075
                                                                                                                        ----------
     Net Investment Income ...........................................................................                   4,854,232
                                                                                                                        ----------
Realized and unrealized gain on investments (Note 1):
   Net realized gain from security transactions.......................................................                     544,219
                                                                                                                        ----------
   Unrealized appreciation of investments:
    Beginning of the year ............................................................................      7,747,406
    End of the year ..................................................................................     11,400,890
                                                                                                          -----------
     Change in unrealized appreciation of investments..............................................................      3,653,484
                                                                                                                        ----------
       Net realized and unrealized gain on investments.............................................................      4,197,703
                                                                                                                        ----------
Net increase in net assets resulting from operations...............................................................     $9,051,935
                                                                                                                        ==========



   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                         YEAR ENDED     YEAR ENDED
                                                                                        MARCH 31, 2004 MARCH 31, 2003
                                                                                        -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income.............................................................     $  4,854,232    $ 4,819,627
   Net realized gain (loss) from security transactions (Note 2)......................          544,219     (1,160,677)
   Change in unrealized appreciation of investments..................................        3,653,484      6,464,387
                                                                                          ------------    -----------
    Net increase in net assets resulting from operations.............................        9,051,935     10,123,337
                                                                                          ------------    -----------
Distributions:
   Dividends to shareholders from net investment income..............................       (4,981,455)    (4,913,023)
   Distributions to shareholders from tax return of capital..........................         (298,918)      (192,805)
                                                                                          ------------    -----------
    Total distributions to shareholders .............................................       (5,280,373)    (5,105,828)
                                                                                          ------------    -----------
Capital Share Transactions (Note 6):
   Gross proceeds from common share offering.........................................       23,170,063             --
   Dealer manager fee charged to paid-in capital in excess of par....................         (868,877)            --
   Common share offering costs charged to paid-in capital in excess of par...........         (417,993)            --
                                                                                          ------------    -----------
    Net proceeds from common share offering .........................................       21,883,193             --
                                                                                          ------------    -----------

   Increase net assets...............................................................       25,654,755      5,017,509

Net Assets:
   Beginning of year.................................................................       78,972,811     73,955,302
                                                                                          ------------    -----------
   End of year.......................................................................     $104,627,566    $78,972,811
                                                                                          ============    ===========



       =================================================================

                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 13. The Fund has appointed Equiserve to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.

       =================================================================













   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.


                                                                                              YEAR ENDED MARCH 31,
                                                                               --------------------------------------------------
                                                                                 2004       2003       2002      2001       2000
                                                                               --------   -------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year.........................................    $  21.50   $ 20.13    $ 20.95    $ 20.39   $ 22.20
                                                                               --------   -------    -------    -------   -------

 Net investment income(1)..................................................        1.29      1.31       1.24       1.45      1.47
 Net realized and unrealized gain (loss) on investments(1).................        0.83      1.45      (0.62)      0.56     (1.81)
                                                                               --------   -------    -------    -------   -------
Total from investment operations                                                   2.12      2.76       0.62       2.01     (0.34)
                                                                               --------   -------    -------    -------   -------
Capital share transaction:
 Dilution of the net asset value from rights offering (Note 6).............       (0.97)       --         --         --        --
                                                                               --------   -------    -------    -------   -------
Less distributions:
 Dividends from net investment income......................................       (1.27)    (1.34)     (1.43)     (1.45)    (1.47)
 Distributions from tax return of capital..................................       (0.06)    (0.05)     (0.01)        --        --
                                                                               --------   -------    -------    -------   -------
Total distributions........................................................       (1.33)    (1.39)     (1.44)     (1.45)    (1.47)
                                                                               --------   -------    -------    -------   -------
Net asset value, end of year...............................................    $  21.32   $ 21.50    $ 20.13    $ 20.95   $ 20.39
                                                                               ========   =======    =======    =======   =======
Per share market price, end of year........................................    $  19.51   $ 20.65    $ 19.34    $ 19.27   $ 16.88
                                                                               ========   =======    =======    =======   =======
TOTAL INVESTMENT RETURN(2)
 Based on market value.....................................................        1.13%    14.55%      7.96%     23.91%   (11.67)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's).........................................    $104,628   $78,973    $73,955    $76,970   $74,892
Ratio of expenses to average net assets....................................        0.86%     0.91%      0.86%      0.91%     0.88%
Ratio of net investment income to average net assets(1)....................        5.57%     6.39%      6.73%      7.20%     7.09%
Portfolio turnover rate....................................................       11.99%    12.27%     10.87%     12.39%    10.21%
Number of shares outstanding at the end of the year (in 000's).............       4,908     3,673      3,673      3,673     3,673


(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(2) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.







   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At March 31, 2004, there were no securities valued by the Board of Directors.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. In order to reflect permanent book/tax differences that occurred during the fiscal year the following capital accounts were adjusted for the following amounts; capital paid-in for $(298,918), accumulated net investment income (loss) for $330,319, and accumulated net realized loss on investments for $(31,401).

     Distributions during the fiscal years ended March 31, 2004 and 2003 were characterized as follows for tax purposes:

                                                          ORDINARY INCOME    RETURN OF CAPITAL    CAPITAL GAIN   TOTAL DISTRIBUTION
                                                          ---------------    -----------------    ------------   ------------------
          FY 2004                                            $4,981,455           $298,918             --            $5,280,373
          FY 2003                                            $4,913,023           $192,805             --            $5,105,828

     At March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                            ACCUMULATED                 ACCUMULATED
                       ORDINARY INCOME (LOSS)        CAPITAL GAIN (LOSS)
                       ----------------------        -------------------
                             $    --                    $(3,568,841)

As of March 31, 2004, the capital loss carryovers available to offset possible future capital gains were as follows:

                             AMOUNT         EXPIRATION DATE
                            --------        ---------------
                            $1,201,050         3/31/2009
                               974,596         3/31/2010
                             1,393,195         3/31/2011

At March 31, 2004, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:


        AGGREGATE        NET UNREALIZED    GROSS UNREALIZED   GROSS UNREALIZED
         TAX COST         APPRECIATION       APPRECIATION       DEPRECIATION
       -----------       --------------    ----------------   ----------------
       $92,439,571         $10,757,428        $11,343,522        $(586,094)


F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- PORTFOLIO TRANSACTIONS -- The following is a summary of the security transactions, other than short-term investments, for the fiscal year ended March 31, 2004:
                                                                  PROCEEDS
                                                    COST OF       FROM SALES
                                                   PURCHASES     OR MATURITIES
                                                  -----------    -------------
     U.S. Government Securities ...............   $        --     $  344,540
     Other Investment Securities ..............    30,029,247      9,415,653


NOTE 3 -- CAPITAL STOCK -- At March 31, 2004, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 -- INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS -- Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

NOTE 5 -- DIVIDEND AND DISTRIBUTION REINVESTMENT -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the fiscal year ended March 31, 2004, the Fund issued no shares under this Plan.

NOTE 6 -- RIGHTS OFFERING -- On December 3, 2003 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/managers fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

NOTE 7 -- SUBSEQUENT EVENT -- On March 29, 2004, MBIA Inc. announced it had agreed to sell the assets of 1838 Investment Advisors LLC ("1838"), to the management of 1838 together with an investor group led by Orca Bay Partners. The transaction is expected to close on or about May 10, 2004. The sale of 1838 is in effect a change in control of the Advisor and therefore will terminate the Fund's investment advisory contract with 1838. The Board of Directors of the Fund has approved an interim investment advisory agreement with 1838 Investment Advisors, L.P. that will become effective on or about May 10, 2004. The interim investment advisory agreement will remain in effect until a permanent agreement can be approved by shareholders at the next annual meeting.

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)

NAME AND                           POSITION(S)            PRINCIPAL OCCUPATION DURING THE PAST              POSITION WITH
ADDRESS (AGE)                      HELD WITH FUND         FIVE YEARS AND OTHER PREVIOUS EXPERIENCE          FUND SINCE AND TERM
 ----------------------------------------------------------------------------------------------------------------------------------
W. Thacher Brown* (56)             Chairman of the        President, MBIA Asset Management, LLC;            1988; current term ends
1838 Investment Advisors, LLC      Board of Directors     President and Director, 1838 Investment           at the 2004 Annual
2701 Renaissance Blvd.                                    Advisors, LLC; President, Chairman and Trustee    Meeting.
Fourth Floor                                              of 1838 Investment Advisors Funds; Director of
King of Prussia, PA 19406                                 Airgas, Inc., Harleysville Mutual Insurance
                                                          Company, and Harleysville Group.
 ----------------------------------------------------------------------------------------------------------------------------------
John Gilray Christy (71)           Director               Chairman of Chestnut Capital Corporation;         1983; current term ends
Chestnut Capital Corp. Fund                               Former Director of Echo Bay Mines, Ltd.;          at the 2004 Annual
P.O. Box 22                                               Director of The Philadelphia Contributionship     Meeting.
Flourtown, PA 19031                                       for the Insurance of Houses from Loss by Fire.
 ----------------------------------------------------------------------------------------------------------------------------------
Morris Lloyd, Jr. (66)             Director               Retired; Former Regional Director,                1989; current term ends
1838 Bond-Debenture                                       Trinity College; Former Director,                 at the 2004 Annual
Trading Fund                                              President, Treasurer and CEO of the               Meeting.
2701 Renaissance Blvd.                                    Philadelphia Contributionship for the
Fourth Floor                                              Insurance of Houses from Loss by Fire.
King of Prussia, PA 19406
 ----------------------------------------------------------------------------------------------------------------------------------
J. Lawrence Shane (69)             Director               Retired; Former Chair of the Board of Managers    1974; current term ends
1838 Bond-Debenture                                       of Swarthmore College; Former Vice Chairman of    at the 2004 Annual
Trading Fund                                              Scott Paper Co.; Former Director of CoreStates    Meeting.
2701 Renaissance Blvd.                                    Bank, N.A.
Fourth Floor
King of Prussia, PA 19406
 ----------------------------------------------------------------------------------------------------------------------------------
John H. Donaldson* (50)            Director and           Director and President of the Fund; Director,     1991; indefinite
1838 Investment Advisors, LLC      President              1838 Investment Advisors, LLC.
2701 Renaissance Blvd.
Fourth Floor
King of Prussia, PA 19406
 ----------------------------------------------------------------------------------------------------------------------------------
Anna M. Bencrowsky* (52)           Vice President and     Vice President and Secretary of the Fund; Vice    1990; indefinite
1838 Investment Advisors, LLC      Secretary              President and Chief Compliance Officer and
2701 Renaissance Blvd.                                    former Operations Manager, 1838 Investment
Fourth Floor                                              Advisors, LLC; Vice President, Treasurer and
King of Prussia, PA 19406                                 Secretary of the 1838 Investment Advisors
                                                          Funds.
 ----------------------------------------------------------------------------------------------------------------------------------
Clifford D. Corso* (42)            Vice President         Managing Director and Head of Fixed Income,       1998; indefinite
MBIA Capital Management Corp.                             1838 Investment Advisors, LLC; President and
113 King Street                                           Senior Portfolio Manager, MBIA Capital
Armonk, NY 10504                                          Management Corp.; Managing Director and Chief
                                                          Investment Officer, MBIA Insurance Corp.; Vice
                                                          President of the 1838 Investment Advisors
                                                          Funds



*Designates a director/officer who is an "interested person" of the Fund as defined under the Investment Company Act of 1940. Messrs. Brown, Donaldson, Corso and Mrs. Bencrowsky are interested persons of the Fund by virtue of being employees of the Fund's investment manager or one of its affiliates.

DIVIDEND REINVESTMENT PLAN (Unaudited)


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.


        ===============================================================
             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, Equiserve,
        P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723
         ===============================================================

          D I R E C T O R S
        ---------------------
          W. THACHER BROWN
        JOHN GILRAY CHRISTY
         JOHN H. DONALDSON
         MORRIS LLOYD, JR.
         J. LAWRENCE SHANE

           O F F I C E R S
        ---------------------
         JOHN H. DONALDSON
             President
         ANNA M. BENCROWSKY
           Vice President
           and Secretary
         CLIFFORD D. CORSO
           Vice President

 I N V E S T M E N T   A D V I S O R                           1838
        ---------------------                       BOND-DEBENTURE TRADING FUND
   1838 INVESTMENT ADVISORS, LLC                       ----------------------
     2701 RENAISSANCE BOULEVARD                      2701 RENAISSANCE BOULEVARD
            FOURTH FLOOR                                    FOURTH FLOOR
     KING OF PRUSSIA, PA 19406                       KING OF PRUSSIA, PA 19406

         C U S T O D I A N                                    [LOGO]
        ---------------------
       WACHOVIA NATIONAL BANK                              ANNUAL REPORT
        123 S. BROAD STREET                                MARCH 31, 2004
       PHILADELPHIA, PA 19109

      T R A N S F E R   A G E N T
        ---------------------
             EQUISERVE
           P.O. BOX 43069
     PROVIDENCE, RI 02940-3069
            781-575-2723

           C O U N S E L
        ---------------------
        PEPPER HAMILTON LLP
       3000 TWO LOGAN SQUARE
     EIGHTEENTH & ARCH STREETS
       PHILADELPHIA, PA 19103

           A U D I T O R S
        ---------------------
        TAIT, WELLER & BAKER
         1818 MARKET STREET
             SUITE 2400
       PHILADELPHIA, PA 19103

ITEM 2: Code of Ethics

            The Board of Directors has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant, 1838 Investment Advisors, LLC, and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert

            The Board of Directors of the registrant has determined that J. Lawrence Shane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Shane as the Audit Committee's financial expert. Mr. Shane is an "independent" Director pursuant to paragraph (a)(2)of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

ITEM 4: Principal Accountant Fees and Services

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $14,000 a year for the fiscal years ending March 31, 2004 and March 31, 2003.

(b) AUDIT-RELATED FEES. There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported above in Item 4(a).

(c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 for the fiscal year ended March 31, 2004 and $2,000 for fiscal year ended March 31, 2003. The nature of these services was federal, state and excise tax return preparation and related advice and planning, determination of taxable income and miscellaneous tax advice.

(d) ALL OTHER FEES. The were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c).

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2) For the fiscal years ended March 31, 2003 and March 31, 2004, 100% of the Tait, Weller & Baker fees described above under the captions "Audit Related Fees", "Tax Fees" and "All Other Fees" were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

(f) Not applicable.

(g) There were no non-audit fees billed by the Fund's accountant for services rendered to the Fund, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant that directly impacted the Fund for each of the last two fiscal years.

(h) Not Applicable

ITEM 5: Audit Committee of Listed Registrant.

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of: John Gilray Christy; Morris Lloyd, Jr.; and J. Lawrence Shane.

ITEM 6: Schedule of Investments.

Not applicable for reports for periods ending on or before July 9, 2004.

ITEM 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, 1838 Investment Advisors, LLC (the "Advisor"). The Proxy Voting Policies and Procedures of the Advisor (the "Proxy Voting Policies") are included as an Exhibit hereto.


ITEM 8: Purchases of Equity Securities by Closed-End Management
        Investment Company and Affiliated Purchasers

Not applicable for reports covering periods ending on or before June 15, 2004.

ITEM 9: Submission of Matters to a Vote of Security Holders

The Registrant has adopted a nominating committee charter that sets forth procedures by which shareholders may recommend nominees to the Registrant's Board of Directors. The charter is attached as an exhibit hereto.

ITEM 10: CONTROLS AND PROCEDURES.

         (a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures are effective, as of a date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

         (b) The Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11: EXHIBITS.

         (a)(1) Code of Ethics.

         (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

            (b) Certification of Principal Executive Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                   Signatures


            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1838 Bond-Debenture Trading Fund

BY: /s/ John H. Donaldson
    ---------------------
        John H. Donaldson
        President

Date: June 1, 2004

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ John H. Donaldson
    ---------------------
        John H. Donaldson
        President
        (Principal Executive Officer)

Date: June 1, 2004

BY: /s/ Anna M. Bencrowsky
    ----------------------
        Anna M. Bencrowsky
        Secretary
        (Principal Financial Officer)

Date: June 1, 2004